LIMITED POWER OF ATTORNEY

I, Edward P. Mooney, Jr. (the "Principal"), a resident of Fox Point Wisconsin and a member of the Board of Trustees of USQ Core Real Estate Fund, hereby constitutes and appoints as my co-agents: G. Keith Downing, c/o Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101; Thomas E. Miller, c/o Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101; and Mary K. Ziegler, c/o Union Square Capital Partners, LLC, Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101.

I grant to each co-agent, limited authority to act for me to sign for me and in my name in the appropriate capacity, the USQ Core Real Estate Fund's Registration Statement on Form N-14, and any amendments thereto, with respect to the proposed reorganization of PREDEX, with and into the USQ Core Real Estate Fund, and generally to do all such things in my name and on my behalf in connection therewith as said co-agents deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

Signed this 5th day of June 2024.

/s/ Edward P. Mooney, Jr.
Edward P. Mooney, Jr.
Trustee

STATE OF WISCONSIN

COUNTY OF MILWAUKEE

This record was acknowledged before me on June 5th, 2024 by Edward P. Mooney, Jr.

/s/ Katharyne Smith
(Signature of notarial officer)

Stamp

KATHARYNE SMITH
Notary Public
State of Wisconsin

Notary Public State of Wisconsin

My commission expires: July 9, 2024

LIMITED POWER OF ATTORNEY

I, Havilah S. Mann (the "Principal"), a resident of Stowe Vermont and a member of the Board of Trustees of USQ Core Real Estate Fund, hereby constitutes and appoints as my agent: G. Keith Downing, c/o Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101.  If my agent is unable or unwilling to act for me, I name as my successor agent Thomas E. Miller, c/o Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101. If my successor agent is unable or unwilling to act for me, I name as my second successor agent Mary K. Ziegler, c/o Union Square Capital Partners, LLC, Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101.

I grant to my agent and any successor agent(s), limited authority to act for me to sign for me and in my name in the appropriate capacity, the USQ Core Real Estate Fund's Registration Statement on Form N-14, and any amendments thereto, with respect to the proposed reorganization of PREDEX, with and into the USQ Core Real Estate Fund, and generally to do all such things in my name and on my behalf in connection therewith as said agent(s) deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 13th day of June 2024.

/s/ Havilah S. Mann
Havilah S. Mann
Trustee

STATE OF VERMONT

LAMOILLE COUNTY, ss

On June 13, 2024 before me appeared Havilah S. Mann, as Principal of this Limited Power of Attorney who proved to me through government issued photo identification to be the above-named person who acknowledged to me that she executed the same as her free act and deed.

/s/ William Fricke

Notary Public

My commission expires: 1/31/2025

Notary Seal
WILLIAM FRICKE NOTARY 157-0015796 PUBLIC VERMONT

LIMITED POWER OF ATTORNEY

I, Gregory B. Fairchild (the "Principal"), a resident of Charlottsville Virginia and a member of the Board of Trustees of USQ Core Real Estate Fund, hereby constitutes and appoints as my co-agents: G. Keith Downing, c/o Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101; Thomas E. Miller, c/o Union Square Capital Partners, LLC, 235 Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101; and Mary K. Ziegler, c/o Union Square Capital Partners, LLC, Whitehorse Lane, Suite 200, Kennett Square, Pennsylvania 19348, (484) 731-3101.

I grant to each co-agent, limited authority to act for me to sign for me and in my name in the appropriate capacity, the USQ Core Real Estate Fund's Registration Statement on Form N-14, and any amendments thereto, with respect to the proposed reorganization of PREDEX, with and into the USQ Core Real Estate Fund, and generally to do all such things in my name and on my behalf in connection therewith as said co-agents deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of June 2024.

/s/ Gregory B. Fairchild
Gregory B. Fairchild
Trustee

COMMONWEALTH OF VIRGINIA

COUNTY OF ALBEMARLE

The foregoing instrument was acknowledged before me this 17 day of June 2024 by Gregory B. Fairchild.

/s/ Todd Michael Nardi

Notary Public

Notary Registration Number: 8066375

My commission expires: 05/31/2027

Notary Seal
TODD MICHAEL NARDI NOTARY PUBLIC REG # 8066375 COMMISION EXPIRES 5/31/2027 COMMONWEALTH OF VIRGINA